UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): April 15, 2025

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 VESEY STREET, 24TH FLOOR
NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 15, 2025, The Arena Group Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On April 15, 2025, the Company also posted to its investor relations website at https://investors.thearenagroup.net/events-and-presentations/presentations, as well as on its LinkedIn page, a video presentation by Paul Edmonson, the Company’s Chief Executive Officer, discussing the Company’s business and financial results for the quarter and year ended December 31, 2024. A copy of the transcript of Mr. Edmonson’s comments from the presentation and a copy of the slides from the presentation are furnished as Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein in their entirety. The presentation, the transcript and the slides should be viewed and/or read in conjunction with the press release.

Additionally, Mr. Edmonson made himself available to respond to comments on an Instagram post made by @_sportsball on April 15, 2025 relating to the Company, its business and financial results for the quarter and year ended December 31, 2024. A copy of the transcript of the discussion in the Instagram post, a copy of the presentation included in the Instagram post and a copy of the comments and responses on the Instagram post provided by Mr. Edmonson are included as Exhibits 99.4, 99.5 and 99.6 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein in their entirety. The presentation, the transcript and the comments should be viewed and/or read in conjunction with the press release.

The information furnished with this Item 2.02, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated April 15, 2025 announcing financial results for the quarter and year ended December 31, 2024.

99.2	Transcript of comments in video presentation by Paul Edmonson, Chief Executive Officer of the Company.

99.3	Slides referenced in video presentation by Paul Edmonson, Chief Executive Officer of the Company.

99.4	Transcript of @_sportsball Instagram post made on April 15, 2025.

99.5	Presentation included as part of @_sportsball Instagram post made on April 15, 2025.

99.6	Comments and responses provided by Paul Edmonson, Chief Executive Officer of the Company, on @_sportsball Instagram post made on April 15, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Dated: April 18, 2025	By:	/s/ Paul Edmonson
	Name:	Paul Edmonson
	Title:	Chief Executive Officer